                                                                    Exhibit 99.3

May-2002                             1995-A                               Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,611,210,024.32
Beginning of the Month Finance Charge Receivables:            $  136,943,111.55
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,748,153,135.87

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $2,591,799,604.05
End of the Month Finance Charge Receivables:                  $  134,031,322.06
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,725,830,926.11

Special Funding Account Balance                               $            0.00
Aggregate Adjusted Invested Amount (all Master Trust II
  Series)                                                     $1,666,000,000.00
End of the Month Transferor Amount                            $  925,799,604.05
End of the Month Transferor Percentage                                    35.72%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                    $   58,507,162.48
     60-89 Days Delinquent                                    $   43,015,353.38
     90+ Days Delinquent                                      $   80,230,396.52

     Total 30+ Days Delinquent                                $  181,752,912.38
     Delinquent Percentage                                                 6.67%

Defaulted Accounts During the Month                           $   17,901,500.32
Annualized Default Percentage                                              8.23%

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May-2002                        1995-A                                   Page 2


Principal Collections                                         $303,800,303.30
Principal Payment Rate                                                  11.63%

Total Payment Rate                                                      12.56%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                          $368,000,000.00
     Class B Initial Invested Amount                          $ 32,000,000.00
                                                              ---------------
TOTAL INITIAL INVESTED AMOUNT                                 $400,000,000.00

INVESTED AMOUNTS, as of June 17, 2002
     Class A Invested Amount                                  $          0.00
     Class B Invested Amount                                  $ 32,000,000.00
                                                              ---------------
TOTAL INVESTED AMOUNT                                         $ 32,000,000.00

ADJUSTED INVESTED AMOUNTS, as of June 17, 2002
     Class A Adjusted Invested Amount                         $          0.00
     Class B Adjusted Invested Amount                         $ 32,000,000.00
                                                              ---------------
TOTAL ADJUSTED INVESTED AMOUNT                                $ 32,000,000.00

FLOATING ALLOCATION PERCENTAGE                                          15.32%

PRINCIPAL ALLOCATION PERCENTAGE                                         15.32%

MONTHLY SERVICING FEE                                         $    270,000.00

INVESTOR DEFAULT AMOUNT                                       $  2,742,253.61

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                  92.00%

     Class A Finance Charge Collections                       $  6,411,126.87
     Other Amounts                                            $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $  6,411,126.87

     Class A Monthly Interest                                 $    705,026.67
     Class A Servicing Fee                                    $    230,000.00
     Class A Investor Default Amount                          $  2,522,873.32

TOTAL CLASS A EXCESS SPREAD                                   $  2,953,226.88

REQUIRED AMOUNT                                               $          0.00

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May-2002                        1995-A                                  Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.00%

     Class B Finance Charge Collections                          $  543,970.18
     Other Amounts                                               $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                    $  543,970.18

     Class B Monthly Interest                                    $   64,533.33
     Class B Servicing Fee                                       $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                      $  439,436.85

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                              $3,392,663.73

     Excess Spread Applied to Required Amount                    $        0.00

     Excess Spread Applied to Class A Investor Charge Offs       $        0.00

     Excess Spread Applied to Class B Items                      $  219,380.29

     Excess Spread Applied to Class B Investor Charge Offs       $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee        $   30,800.00

     Excess Spread Applied to Cash Collateral Account            $        0.00

     Excess Spread Applied to Reserve Account                    $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                   $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                          $3,142,483.44






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May-2002                         1995-A                                 Page 4

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                      $13,016,673.35

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                   $         0.00

    Excess Finance Charge Collections applied to
    Required Amount                                             $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                $         0.00

    Excess Finance Charge Collections applied to
    Class B Items                                               $         0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                                $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                 $         0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                     $         0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                             $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                             4.10%
    Base Rate (Prior Month)                                               4.12%
    Base Rate (Two Months Ago)                                            4.16%
                                                                        ------
THREE MONTH AVERAGE BASE RATE                                             4.13%

    Portfolio Yield (Current Month)                                      12.64%
    Portfolio Yield (Prior Month)                                        11.12%
    Portfolio Yield (Two Months Ago)                                     13.96%
                                                                        ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.57%

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May-2002                         1995-A                                 Page 5

PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

    Class A Principal Collections                              $ 42,814,829.36

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

    Class B Principal Collections                              $  3,723,028.64

TOTAL PRINCIPAL COLLECTIONS                                    $ 46,537,858.00

INVESTOR DEFAULT AMOUNT                                        $  2,742,253.61

REALLOCATED PRINCIPAL COLLECTIONS                              $          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                              $134,719,888.39

CLASS A ACCUMULATION
    Controlled Accumulation Amount                             $184,000,000.00
    Deficit Controlled Accumulation Amount                     $          0.00
CONTROLLED DISTRIBUTION AMOUNT                                 $184,000,000.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                             $          0.00
    Deficit Controlled Accumulation Amount                     $          0.00
CONTROLLED DISTRIBUTION AMOUNT                                 $          0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                              $          0.00

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                   $          0.00
CLASS B INVESTOR CHARGE OFFS                                   $          0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        $          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                        $          0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                            $  4,160,000.00
    Available Cash Collateral Amount                           $ 52,000,000.00

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May-2002                          1995-A                                Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                          $         0.00
    Class B Interest Rate Cap Payments                          $         0.00

TOTAL DRAW AMOUNT                                               $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                 $47,840,000.00


                                          First USA Bank, National Association
                                          as Servicer


                                          By:  /s/ Tracie Klein
                                               -------------------------------
                                               Tracie H. Klein
                                               First Vice President